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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 13, 2003

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                     333-65702                13-3939229

(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
----------------------------     ------------------------    -------------------
      of Incorporation)                                      Identification No.)

         1585 Broadway
       New York, New York                                           10036
(Address of Principal Executive                              -------------------
           Offices)                                               (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)

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This was previously filed under CIK 0001208027 and is re-filed solely for indexing purposes.

     Item 5.   OTHER EVENTS

          In connection with the offering of CDC Mortgage Capital Trust 2003-HE1, Mortgage Pass-through certificates, Series 2003-HE1, certain "Computational Materials", dated March 13, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  MORGAN STANLEY ABS CAPITAL I INC.
                                      as Depositor and on behalf of CDC Mortgage
                                      Capital Trust 2003-HE1
                                      Registrant


                                             By:   /s/ Gail McDonnell
                                                  ------------------------------
                                                  Name:   Gail McDonnell
                                                  Title:  Vice President




Dated:  March 13, 2003

                                  EXHIBIT INDEX




EXHIBIT NO.                DESCRIPTION

99.1 Related Computational Materials (as defined in Item 5 above).